                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  MAY 20, 2004

          PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES ACT OF 1934

                        COMMISSION FILE NUMBER: 001-13779

                              W. P. CAREY & CO. LLC
                                     ("WPC")
                        (Formerly Carey Diversified LLC)
             (Exact name of Registrant as specified in its charter)

             Delaware                                13-3912578
    (State or other jurisdiction          (I.R.S. Employer Identification No.)
        of incorporation)

       50 Rockefeller Plaza                            10020
        New York, New York                           (Zip code)
(Address of principal executive office)

                         Registrant's telephone numbers:

                        Investor Relations (212) 492-8920
                                 (212) 492-1100

ITEM 9.  OTHER EVENTS

     Regulation FD Disclosure

     Institutional Shareholder Services ("ISS") requested that W. P. Carey & Co. LLC., ("WPC") provide ISS with additional information about tax fees that WPC reported in its proxy statement for its 2004 Annual Meeting of Shareholders. ISS further requested that WPC publish this information either in a Form 8-K filing or in a press release. The following is the information that addresses the questions raised by ISS for 2003 fees:

         Audit Fees                                              $  508,900
         Audit-Related Fees                                          53,200
         Tax Fees - Preparation and Compliance (1)                1,094,100
                                                                 ----------
         Total Audit, Audit-Related and Tax
          Preparation and Compliance Fees                         1,656,200

         Other Non-audit Fees:
         All Other Fees                                               -
                                                                 ----------

         Total-Other Fees                                             -
                                                                 ----------
         Total-Fees                                              $1,656,200
                                                                 ==========

          (1) Tax Fees include fees for preparation of tax returns of $491,700, fees for K-1 preparation of $321,200 and advice on return filing matters and consulting advice of $281,200.

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 W. P. CAREY & CO. LLC

                                  /s/ John J. Park
                                  ----------------------------------
                                  John Park
                                  Managing Director and Chief
                                  Financial Officer
Date:    May 20, 2004
         New York, New York